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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 15, 2002
                                                          --------------

                              CSS Industries, Inc.
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                 (Exact name of registrant specified in Charter)

        Delaware                    1-2661                  13-1920657
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     (State or other             (Commission              (IRS Employee
     jurisdiction of             File Number)          Identification No.)
     incorporation)

                  1845 Walnut Street
                   Philadelphia, PA                            19103
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       (Address of principal executive offices)               Zip Code

           Registrant's telephone, including area code: (215) 569-9900
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         (Former name and former address, if changed since last report)
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Item 2. Acquisition or Disposition of Assets.

On March 15, 2002, CSS Industries, Inc. ("CSS"), through its wholly owned subsidiary, Berwick Industries LLC ("Berwick"), completed the acquisition of substantially all of the business and assets of the segments of C.M. Offray & Son, Inc. which manufacture and distribute decorative ribbon products, floral accessories and narrow fabrics for apparel, craft and packaging applications.

The acquisition was effected pursuant to an Asset Purchase Agreement dated February 8, 2002 (the "Asset Purchase Agreement"), as amended by Amendment No. 1 dated March 15, 2002 ("Amendment No. 1"), among Berwick, Daylight Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Berwick, C.M. Offray & Son, Inc., a New York corporation ("Offray"), certain subsidiaries and affiliates of Offray, and the stockholders of Offray individually. The Asset Purchase Agreement and Amendment No. 1 thereto are filed herewith as Exhibits
2.1 and 2.2, respectively.

Berwick acquired substantially all of the aforementioned business and assets of Offray for approximately $45 million in cash (paid from cash on hand). The purchase price is subject to a post-closing adjustment depending upon Offray's working capital on the date of closing. A portion of the purchase price is being held in escrow to cover purchase price adjustments and indemnification obligations. The purchase price was determined as a result of arms-length negotiations between representatives of CSS and Offray.

Berwick generally intends to continue to use the assets acquired from Offray in the manufacture and sale of decorative ribbon products, floral accessories and narrow fabrics for apparel, craft and packaging applications.

CSS's Press Releases dated February 8, 2002 and March 15, 2002 are filed herewith as Exhibit 99.1 and Exhibit 99.2 and the information contained therein is incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      EXHIBITS

         2.1 Asset Purchase Agreement, dated February 8, 2002, among Berwick Industries LLC, Daylight Acquisition Corp., Lion Ribbon Company, Inc., C.M. Offray & Son, Inc., CVO Corporation (Delaware), C.M. Offray & Son Limited, C.M. Offray Europe, Offray Ribbon Canada, Inc., C.M. Offray & Son (Hong Kong) Limited, Claude V. Offray, Jr., Claude V. Offray III, and Denise A. Offray.*

         2.2      Amendment No. 1 to Asset Purchase Agreement dated March 15,
                  2002.*

         99.1     Press Release dated February 8, 2002.

         99.2     Press Release dated March 15, 2002.

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* CSS hereby undertakes to furnish supplementally a copy of omitted exhibits to the Asset Purchase Agreement and Amendment No. 1 to the commission upon request.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CSS INDUSTRIES, INC.
                                           (Registrant)


Date: March 27, 2002                       By: /s/ Steven V. Dubin
                                              --------------------------------
                                                   Stephen V. Dubin
                                                   Executive Vice President
                                                      and General Counsel
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                                  EXHIBIT INDEX


2.1 Asset Purchase Agreement, dated February 8, 2002, among Berwick Industries LLC, Daylight Acquisition Corp., Lion Ribbon Company, Inc., C.M. Offray & Son, Inc., CVO Corporation (Delaware), C.M. Offray & Son Limited, C.M. Offray Europe, Offray Ribbon Canada, Inc., C.M. Offray & Son (Hong Kong) Limited, Claude V. Offray, Jr., Claude V. Offray III, and Denise A. Offray.

2.2      Amendment No. 1 to Asset Purchase Agreement dated March 15, 2002.

99.1     Press Release dated February 8, 2002.

99.2     Press Release dated March 15, 2002.